Prospectus -- December 17, 1999
                         -------------------------------
The Funds

Aetna Ascent VP
Aetna Balanced VP, Inc.
Aetna Income Shares d/b/a Aetna Bond VP
Aetna Crossroads VP
Aetna Growth VP
Aetna Variable Fund d/b/a Aetna Growth and Income VP
Aetna High Yield VP
Aetna Index Plus Large Cap VP
Aetna Index Plus Mid Cap VP
Aetna Index Plus Small Cap VP
Aetna International VP
Aetna Legacy VP
Aetna Variable Encore Fund d/b/a Aetna Money Market VP
Aetna Real Estate Securities VP
Aetna Small Company VP
Aetna Value Opportunity VP
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund
AIM V.I. Value Fund
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio Janus Aspen Aggressive Growth Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Oppenheimer Global Securities Fund/VA
Oppenheimer Strategic Bond Fund/VA
Portfolio Partners MFS Emerging Equities Portfolio
Portfolio Partners MFS Research Growth Portfolio
Portfolio Partners MFS Value Equity Portfolio
Portfolio Partners Scudder International Growth Portfolio
Portfolio Partners T. Rowe Price Growth Equity Portfolio

The Contracts. The contracts described in this prospectus are group deferred variable annuity contracts issued by Aetna Insurance Company of America (the Company). They are intended to be used as funding vehicles for certain types of retirement plans that qualify for beneficial tax treatment and/or provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (Tax Code).

Why Reading This Prospectus is Important. Before you participate in a contract through your retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer or a trust) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.


Table of Contents . . . page 3

Contract Design. The contracts, and the plans they support, are designed to:

>Help you save for retirement while receiving beneficial tax treatment;

>Offer a variety of investment options to help meet long-term financial goals;

>Provide a benefit to a beneficiary in the event of death; and

>Provide future income payments over a lifetime or for a specified period.

Investment Options. The contracts offer variable investment options and a fixed interest option. When we establish your account(s), the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans, or in some states.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account I (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the fund prospectuses for future reference.

Fixed Interest Option.


>Fixed Plus Account


Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the Fixed Plus Account in an appendix to this prospectus.

                   -------------------------------------------

Getting Additional Information. You may obtain the December 17, 1999, Statement of Additional Information (SAI) by indicating your request on your enrollment materials or calling the Company at 1-800-525-4225. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may also be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 34 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

                                TABLE OF CONTENTS

  Contract Overview                                                    4
  Who's Who
  The Contract and Your Retirement Plan
  Contract Rights
  Contract Facts
  Contract Phases: Accumulation Phase, Income Phase
  Questions: Contacting the Company
  Sending Requests in Good Order

Fee Table............................................................. 6
Condensed Financial Information.......................................10
Investment Options....................................................10
Transfers.............................................................11
Contract Purchase and Participation...................................12
Contract Ownership and Rights.........................................13
Right to Cancel.......................................................13
Fees..................................................................14
Your Account Value....................................................16
Withdrawals...........................................................18
Systematic Distribution Options.......................................19
Death Benefit.........................................................20
Income Phase..........................................................21
Taxation..............................................................25
Other Topics..........................................................30

The Company - Variable Annuity Account I - Performance Reporting - Voting Rights
- Contract Distribution - Contract Modification - Legal Matters and Proceedings
- Payment Delay or Suspension - Transfer of Ownership; Assignment - Account Termination - Year 2000 Readiness

Contents of the Statement of Additional Information...................34
Appendix I - Fixed Plus Account.......................................35
Appendix II - Employee Appointment of Employee as Agent...............37
Appendix III - Fund Descriptions......................................38

The Contract and Your
Retirement Plan

Retirement Plan (plan): A plan sponsor has established a retirement plan for you. This contract is offered as a funding option for that plan. We are not a party to the plan.

Plan Type: We refer to the retirement plan by the Tax Code section under which it qualifies. For example: a "403(b) plan" is a plan that qualifies for tax treatment under Tax Code section 403(b). To learn which Tax Code section applies to your plan, contact your plan sponsor, your Aetna representative or the Company.

Contract Rights: Rights under the contract, and who may exercise those rights, may vary by plan type. Also, while the contract may reserve certain rights for the contract holder, the contract holder may permit you to exercise those rights through the plan.


Contract Overview
-----------------

The following is a summary. Please read each section of this prospectus for additional information.

                                    Who's Who

You (the participant): The individual who participates in the contract through a retirement plan.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer or a trust.

Contract Holder: The person to whom we issue the contract. Generally, the plan sponsor.

We (the Company): Aetna Insurance Company of America. We issue the contract.

Service Center: The location to which all inquiries, transactions and requests should be addressed. The address is: Aetna Financial Services, Annuity Services, 151 Farmington Avenue, Hartford, CT 06156-1277.

For greater detail please review "Contract Ownership and Rights" and "Contract Purchase and Participation."


                                 Contract Facts

Free look/Right to Cancel: Contract holders may cancel the contract no later than 10 days after they receive the contract (or a longer period if required by state law). Participants in 403(b) plans or in some plans under 401(a) may cancel their participation in the contract no later than 10 days after they receive evidence of participation in the contract (or a longer period if required by state law). See "Right to Cancel."

Death Benefit: A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See "Death Benefit" and "Income Phase."

Withdrawals: During the accumulation phase, you may withdraw all or part of your account value. The Tax Code may impose restrictions on withdrawals from plans, which may vary. In addition, you may have the right to withdraw all or part of your account value during the income phase. Amounts withdrawn may be subject to tax withholding and taxation. See "Withdrawals," "Taxation," and "Income Phase."

Systematic Distribution Options: These allow you to receive regular payments from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees: Certain fees are deducted from your account value. In addition, we reserve the right to deduct premium taxes from your account value or from payments to the account at any time, but not before there is a tax liability under state law. See "Fee Table" and "Fees."

Taxation: You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (including 403(b) and 401(a) plans) also defer payment of taxes on earnings until they are withdrawn. You should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative. Taxes will generally be due when you receive a distribution of earnings. Tax penalties may apply in some circumstances. See "Taxation."

                                 Contract Phases

I. The Accumulation Phase (accumulating retirement benefits)

                                                                          +                      +
                                                                           |    Payments to |
STEP 1: You or the contract                                                 | Your Account |
                                                                            ----------------
holder provide Aetna                                                      +                      +
Insurance                                                                 Step 1 [arrow down]
                                                                          -------------------
Company of America with your completed               +                                                                 +
enrollment materials.                                 | Aetna Insurance Company of America|
                                                      -------------------------------------
    According to the plan, we set                    +                                                                 +
up one or more accounts for you.                         a. [arrow down]             Step 2        b. [arrow down]
                                                         ---------------             ------        ---------------
We may set up account(s) for                         +             +      +                                            +
employer contributions and/or                         | Fixed       |      |            Variable Annuity                |
for contributions from your                           |Interest|           |                 Account I                  |
salary.                                               |Option |            |                                            |
                                                      |             |            | Variable Investment Options|
STEP 2: The contract holder,                         +             +      +                                            +
or you if permitted by your                                                                The Subaccounts
                                                                                           ---------------
plan, directs us to invest your                                            +             +               +              +
account dollars in any of the following:                                   |      A      |       B       |     Etc.     |
                                                                                  -              -             ----
(a) Fixed Interest Option
(b) Variable Investment                                                             Step 2(b)[arrow down]
                                                                                    ---------------------
       Options. (The variable investment                                  +             +               +              +
       options are the subaccounts of                                       | Mutual |        Mutual |         Etc.     |
       Variable Annuity Account I. Each                                     | Fund A |        Fund B |                  |
                                                                            ----------        --------
       one invests in a specific mutual                                   +             +               +              +
       fund.)

STEP 2(b), continued: The subaccount(s)
selected purchases shares of its
corresponding fund.

II. The Income Phase

The contract offers several payment options (see "Income Phase.") In general, you may:

> Receive payments over a lifetime or for a specified period;

> Receive payments monthly, quarterly, semi-annually or annually;

> Select an option that provides a death benefit to beneficiaries; and

> Select fixed payments or payments that vary based on the performance of the variable investment options you select.

Questions? Contact your local representative or write or call the Service
Center:

Aetna  Financial Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277

1-800-525-4225

Sending forms and written requests in good order

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required in order for the request to be in "good order." We can only act upon written requests that are received in good order.

In This Section:

>Maximum Fees Deducted From Investments in the Subaccounts

>Fund Fees

>Examples of Fee Deductions

See "Fees" for:

>How, When and Why Fees are Deducted

>Reduction, Waiver and/or Elimination of Certain Fees

>Premium and Other Taxes

See "Income Phase" for:

>Fees during the income phase


Fee Table
---------

The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the accumulation phase). The fees shown below do not include premium taxes that may be applicable. During the income phase, a maximum mortality and expense charge of 1.25% and a maximum administrative expense charge of 0.25% may be charged. See "Income Phase" for further discussion of fees that may apply after you begin receiving payments under the contract.


Fees Deducted From the Subaccounts On an Annual Basis (As a percentage of average account value)

Mortality and Expense Risk Charge.............................. 1.00%(1)

Administrative Expense Charge.................................. 0.00% - 0.25%(2)
                                                                ----------------
Total Separate Account Expenses................................ 1.00% - 1.25%
                                                                ================

(1) This is the maximum mortality and expense risk charge during the accumulation phase. This charge may be reduced for certain plans. See "Fees
     - Mortality and Expense Risk Charge."

(2) We currently do not impose an administrative expense charge; however, we reserve the right to charge not more than 0.25% on an annual basis from the subaccounts. See "Fees - Administrative Expense Charge."

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectuses.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of the fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.

                                                                                       Total Fund                 Net Fund
                                                                                         Annual                    Annual
                                                                                        Expenses                  Expenses
                                                               Investment                Without       Total       After
                                                                Advisory      Other    Waivers or   Waivers and  Waivers or
                                                                 Fees(1)    Expenses   Reductions    Reductions  Reductions
                                                                 -------    --------   ----------    ----------  ----------
Aetna Ascent VP(2)(3)                                           0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Balanced VP, Inc.(3)                                      0.50%       0.09%       0.59%            --         0.59%
Aetna Bond VP(3)                                                0.40%       0.10%       0.50%            --         0.50%
Aetna Crossroads VP(2)(3)                                       0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Growth VP(2)(3)                                           0.60%       0.15%       0.75%          0.00%        0.75%
Aetna Growth and Income VP(3)                                   0.50%       0.08%       0.58%            --         0.58%
Aetna High Yield VP(2)(3)                                       0.65%       0.40%       1.05%          0.25%        0.80%
Aetna Index Plus Large Cap VP(2)(3)                             0.35%       0.10%       0.45%          0.00%        0.45%
Aetna Index Plus Mid Cap VP(2)(3)                               0.40%       0.51%       0.91%          0.31%        0.60%
Aetna Index Plus Small Cap VP(2)(3)                             0.40%       0.61%       1.01%          0.41%        0.60%
Aetna International VP(2)(3)                                    0.85%       1.22%       2.07%          0.92%        1.15%
Aetna Legacy VP(2)(3)                                           0.60%       0.16%       0.76%          0.00%        0.76%
Aetna Money Market VP(3)                                        0.25%       0.09%       0.34%            --         0.34%
Aetna Real Estate Securities VP(2)(3)                           0.75%       0.73%       1.48%          0.53%        0.95%
Aetna Small Company VP(2)(3)                                    0.75%       0.14%       0.89%          0.00%        0.89%
Aetna Value Opportunity VP(2)(3)                                0.60%       0.14%       0.74%          0.00%        0.74%
AIM V.I. Capital Appreciation Fund(4)                           0.62%       0.05%       0.67%            --         0.67%
AIM V.I. Growth Fund(4)                                         0.64%       0.08%       0.72%            --         0.72%
AIM V.I. Growth and Income Fund(4)                              0.61%       0.04%       0.65%            --         0.65%
AIM V.I. Value Fund(4)                                          0.61%       0.05%       0.66%            --         0.66%
Calvert Social Balanced Portfolio(5)                            0.70%       0.18%       0.88%            --         0.88%
Fidelity VIP Equity-Income Portfolio(6)                         0.49%       0.09%       0.58%            --         0.58%
Fidelity VIP Growth Portfolio(6)                                0.59%       0.09%       0.68%            --         0.68%
Fidelity VIP Overseas Portfolio(6)                              0.74%       0.17%       0.91%            --         0.91%
Fidelity VIP II Contrafund Portfolio(6)                         0.59%       0.11%       0.70%            --         0.70%
Janus Aspen Aggressive Growth Portfolio(7)                      0.72%       0.03%       0.75%          0.00%        0.75%
Janus Aspen Balanced Portfolio(7)                               0.72%       0.02%       0.74%          0.00%        0.74%
Janus Aspen Flexible Income Portfolio(7)                        0.65%       0.08%       0.73%          0.00%        0.73%
Janus Aspen Growth Portfolio(7)                                 0.72%       0.03%       0.75%          0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(7)                       0.67%       0.07%       0.74%          0.02%        0.72%
Oppenheimer Global Securities Fund/VA(4)                        0.68%       0.06%       0.74%            --         0.74%
Oppenheimer Strategic Bond Fund/VA(4)                           0.74%       0.06%       0.80%            --         0.80%
Portfolio Partners MFS Emerging Equities Portfolio (8)          0.68%       0.13%       0.81%          0.00%        0.83%
Portfolio Partners MFS Research Growth Portfolio (8)            0.70%       0.15%       0.85%            --         0.85%
Portfolio Partners MFS Value Equity Portfolio(8)                0.65%       0.25%       0.90%            --         0.90%
Portfolio Partners Scudder International Growth
  Portfolio(8)                                                  0.80%       0.20%       1.00%            --         1.00%
Portfolio Partners T. Rowe Price Growth Equity Portfolio(8)     0.60%       0.15%       0.75%            --         0.75%

Footnotes to the "Fund Expense Table"

       (1) Certain of the fund advisers reimburse the Company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.

       (2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

       (3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

       (4) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

       (5) The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of a performance adjustment. The restatement includes an addition of 0.01% to the portfolio management fee. Other Expenses reflect an indirect fee of 0.02% relating to an expense offset arrangement with the portfolio's custodian. Amount shown under Total Waivers and Reductions does not reflect a voluntary reduction of fees paid indirectly. If this voluntary reduction of fees paid indirectly was reflected, the amount shown under Net Fund Annual Expenses After Waivers and Reductions would be 0.86%.

       (6) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are not included under Total Waivers and Reductions. If these credits had been included, the amounts shown under Net Fund Annual Expenses After Waivers and Reductions would be as follows: Fidelity VIP Equity-Income Porfolio - 0.57%; Fidelity VIP Growth Portfolio - 0.66%; Fidelity VIP Overseas Portfolio - 0.89%; Fidelity VIP II Contrafund Portfolio - 0.66%.

       (7) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against "Other Expenses." Janus Capital has agreed to continue other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

       (8) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Example

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted total fund annual expenses, a mortality and expense risk charge of 1.00% on an annual basis and the maximum administrative expense charge of 0.25% on an annual basis. The total fund annual expenses used are those shown in the column "Total Fund Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

> These examples are purely hypothetical.

> They should not be considered a representation of past or future fees or expected returns.

> Actual fees and/or returns may be more or less than those shown in these examples.


                                                     Whether or not you withdraw your entire account
                                                     value or if you select an income phase payment
                                                     option at the end of the periods shown, you would
                                                     pay the following fees:
                                                     1 year    3 years   5 years     10 years
                                                     ------    -------   -------     --------
Aetna Ascent VP                                        $20       $63       $108         $233
Aetna Balanced VP, Inc.                                $19       $58       $100         $216
Aetna Bond VP                                          $18       $55       $95          $206
Aetna Crossroads VP                                    $20       $63       $108         $233
Aetna Growth VP                                        $20       $63       $108         $233
Aetna Growth and Income VP                             $19       $58       $99          $215
Aetna High Yield VP                                    $23       $72       $123         $264
Aetna Index Plus Large Cap VP                          $17       $54       $92          $201
Aetna Index Plus Mid Cap VP                            $22       $68       $116         $249
Aetna Index Plus Small Cap VP                          $23       $71       $121         $260
Aetna International VP                                 $33       $102      $173         $361
Aetna Legacy VP                                        $20       $63       $108         $234
Aetna Money Market VP                                  $16       $50       $87          $189
Aetna Real Estate Securities VP                        $28       $85       $144         $306
Aetna Small Company VP                                 $22       $67       $115         $247
Aetna Value Opportunity VP                             $20       $62       $107         $232
AIM V.I. Capital Appreciation Fund                     $20       $60       $104         $224
AIM V.I. Growth Fund                                   $20       $62       $106         $230
AIM V.I. Growth and Income Fund                        $19       $60       $103         $222
AIM V.I. Value Fund                                    $19       $60       $103         $223
Calvert Social Balanced Portfolio                      $22       $67       $114         $246
Fidelity VIP Equity-Income Portfolio                   $19       $58       $99          $215
Fidelity VIP Growth Portfolio                          $20       $61       $104         $225
Fidelity VIP Overseas Portfolio                        $22       $68       $116         $249
Fidelity VIP II Contrafund Portfolio                   $20       $61       $105         $227
Janus Aspen Aggressive Growth Portfolio                $20       $63       $108         $233
Janus Aspen Balanced Portfolio                         $20       $62       $107         $232
Janus Aspen Flexible Income Portfolio                  $20       $62       $107         $231
Janus Aspen Growth Portfolio                           $20       $63       $108         $233
Janus Aspen Worldwide Growth Portfolio                 $20       $62       $107         $232
Oppenheimer Global Securities Fund/VA                  $20       $62       $107         $232
Oppenheimer Strategic Bond Fund/VA                     $21       $64       $110         $238
Portfolio Partners MFS Emerging Equities
  Portfolio                                            $21       $65       $111         $239
Portfolio Partners MFS Research Growth
  Portfolio                                            $21       $66       $113         $243
Portfolio Partners MFS Value Equity Portfolio          $22       $67       $115         $248
Portfolio Partners Scudder International
  Growth Portfolio                                     $23       $70       $120         $258
Portfolio Partners T. Rowe Price Growth
  Equity Portfolio                                     $20       $63       $108         $233

Condensed Financial Information
-------------------------------

As of the date of this prospectus, we had not begun selling the contracts and the subaccounts did not have any assets attributable to the contracts. Therefore, no condensed financial information is presented herein.


Investment Options
------------------

The contract offers variable investment options and a fixed interest option. When we establish your account(s), the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account I (the separate account), a separate account of the Company. Earnings on amounts invested in the subaccount will vary depending on the performance and fees of its underlying mutual fund. You do not invest directly in or hold shares of the funds.

  >Fund Descriptions. We provide brief descriptions of the funds in Appendix
  III. Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, by calling the Company at the telephone number listed on the cover of this prospectus, by contacting the SEC's website, or by contacting the SEC Public Reference Room.

  Fixed Interest Option. For a description of the Fixed Plus Account, see Appendix I.

Selecting Investment Options

  o Choose options appropriate for you. Your Aetna representative can help you evaluate which subaccounts and/or fixed interest option may be appropriate for your financial goals.
  o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
  o Be informed. Read this prospectus, the fund prospectuses and the Fixed Plus Account appendix.

Limits on Option Availability. Some funds and the fixed interest option may not be available through certain contracts and plans, or in some states. We may add, withdraw or substitute funds, subject to the conditions in the contract and in compliance with regulatory requirements.

Limits on Number of Options Selected. Generally, the contract holder, or you if permitted by the plan, may select no more than 18 investment options at one time during the accumulation phase of your account. Each subaccount and the Fixed Plus Account counts toward these limits.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds. (Mixed and Shared Funding) "Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

>Shared--bought by more than one company.

>Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

Transfers
---------

Transfers Among Investment Options. During the accumulation phase and the income phase, the contract holder, or you if permitted by the plan, may transfer amounts among investment options. Transfers from the Fixed Plus Account are restricted as outlined in Appendix I. Transfers may be requested in writing, by telephone or, where available, electronically. Transfers must be made in accordance with the terms of the contract.

Value of Transferred Dollars. The value of amounts transferred in or out of subaccounts will be based on the subaccount unit values next determined after we receive your request in good order at our Service Center.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from following telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.

The Dollar Cost Averaging Program. Certain contracts allow you to participate in our Dollar Cost Averaging Program. There is no additional charge for this service. Dollar cost averaging is a system of investing that buys fixed dollar amounts of an investment at regular intervals, regardless of price. Our program transfers, at regular intervals, a fixed dollar amount to one or more subaccounts that you select. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information about this program, contact your local representative or call the Company at the number listed in "Contract Overview--Questions."

Contract Purchase and Participation
-----------------------------------

Contracts Available for Purchase. The contracts available for purchase are group deferred annuity contracts that the Company offers in connection with plans established by eligible organizations under Tax Code sections 401(a) and 403(b).

Purchasing the Contract.

1. The contract holder submits the required forms and application to the Company.

2. We approve the forms and issue a contract to the contract holder.

Participating in the Contract.

1. We provide you with enrollment materials for completion and return to us (occasionally enrollment is conducted by someone unaffiliated with us who is assisting the contract holder).

2. If your enrollment materials are complete and in good order, we establish one or more accounts for you. Under certain plans we establish an employee account for contributions from your salary and an employer account for employer contributions.

Acceptance or Rejection. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five business days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to do this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (or for a maximum of 105 days). If we reject the application or enrollment, we will return the forms and any payments.

Methods of Payment. The contract may allow one or more of the following payment methods:

>Lump sum payments--A one-time payment to your account in the form of a transfer from a previous plan.

>Installment payments--More than one payment made over time to your account.

The plan and the contract may have certain rules or restrictions that apply to use of these two methods. For example, we may require that installment payments meet certain minimums.

Allocation of Payments. The contract holder or you, if the contract holder permits, directs us to allocate initial contributions to the investment options available under the plan. Generally, you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected. (See "Investment Options" and "Transfers.")


Tax Code Restrictions. The Tax Code places some limitations on contributions to your account. (See "Taxation.")

Contract Ownership and Rights
-----------------------------

Who Owns the Contract? The contract holder. This is the person or entity to whom we issue the contract.

Who Owns Money Accumulated Under the Contract?

  Under the contract, we may establish one or more accounts for you. Generally, we establish an employee account to receive salary reduction and rollover amounts and an employer account to receive employer contributions. You have the right to the value of your employee account and any employer account to the extent that you are vested under the plan as interpreted by the contract holder.

Who Holds Rights under the Contract?

  > Under all contracts, except those issued through a voluntary 403(b) plan, the contract holder holds all rights under the contract. The contract holder may permit you to exercise some of those rights. For example, the contract holder may allow you to choose investment options.

  >If you participate in the contract through a voluntary 403(b) plan, you hold all rights under the contract.

Right to Cancel

When and How to Cancel. If the contract holder chooses to cancel a contract, we must receive the contract and a written notice of cancellation within 10 days (or a longer period if required by state law) after the contract holder's receipt of the contract.

If you wish to cancel participation in the contract and are allowed to do so under the contract and the plan, you must send the document evidencing your participation and a written notice of cancellation to the Company within 10 days (or a longer period if required by state law) after you receive confirmation of your participation in the contract.

Refunds. We will produce a refund not later than seven days after we receive the required documents and written notice in good order at our Service Center. The refund will equal amounts contributed to the contract or account(s), as applicable, plus any earnings or less any losses attributable to the investment options in which amounts were invested. In certain states, we are required to refund contributions. When a refund of contributions is not required, the investor bears any investment risk.

Types of Fees

There are certain types of fees or charges which you may incur under the contract:

>Fees Deducted from the Subaccounts
o Mortality and Expense Risk Charge
o Administrative Expense Charge

>Fees Deducted by the Funds
o Investment Advisory Fees
o Other Expenses

>Premium and Other Taxes

Fees
----

I. Fees Deducted from the Subaccounts

Mortality and Expense Risk Charge

Maximum Amount: 1.00% annually of your account value invested in the subaccounts during the accumulation phase and 1.25% annually of your account value invested in the subaccounts during the income phase.

When/How: This fee is deducted daily from the subaccounts. We do not deduct this from the Fixed Plus Account.

Purpose: The fee compensates us for the mortality and expense risks we assume under the contracts.

>The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefits and other payments we make to owners or beneficiaries of the accounts.

>The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Reduction: We may reduce the mortality and expense risk charge from the maximum when the plan meets certain criteria and we agree to the reduction with the contract holder in writing. Some contracts have a reduced mortality and expense risk charge only during the accumulation phase of the account which then increases during the income phase. Any reduction will reflect differences in expenses for administration based on such factors as:

>The expected level of assets under the plan. Under some contracts, we may aggregate accounts under different contracts issued by the Company to the same contract holder.

>The size of the prospective group, projected annual number of eligible participants and the program's participation rate.

>The plan design. For example, the plan may favor stability of invested assets and limit the conditions for withdrawals and available investment options, which in turn lowers administrative expenses.

>The frequency, consistency and method of submitting payments.

>The method and extent of onsite services we provide and the contract holder's involvement in services such as enrollment and ongoing participant services.

>The contract holder's support and involvement in the communication, enrollment, participant education and other administrative services.

>The projected frequency of distributions.

>The type and level of other factors that affect the overall administrative expense.

We will determine any reduction of mortality and expense risk on a basis that is not unfairly discriminatory according to our rules in effect at the time a contract application is approved. We reserve the right to change these rules from time to time.

Administrative Expense Charge

Maximum Amount: We currently do not impose this fee. However, we reserve the right to charge an administrative expense charge of up to 0.25% annually of your account value invested in the subaccounts.

When/How: If charged, this fee is deducted daily from the subaccounts. We will not deduct this from the Fixed Plus Account. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee under the contract issued in connection with your plan when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose: This fee helps defray our administrative expenses that cannot be covered by the mortality and expense charge described above. The fee is not intended to exceed our average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Reduction: If we charge the administrative expense charge, we may reduce it from the maximum when the plan meets certain criteria and we agree to the reduction with the contract holder, in writing. The level of the fee may be reassessed and increased or decreased at each contract anniversary as the characteristics of the group change.

II. Fund Expenses

Maximum Amount: Each fund determines its own advisory fees and expenses. For a list of fund fees see "Fee Table." Advisory fees are described in more detail in each fund prospectus.

When/How: Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose: These amounts help to pay the fund's investment advisor and operating expenses.

III. Premium and Other Taxes

Maximum Amount: Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending on the jurisdiction.

When/How: We reserve the right to deduct premium taxes from your account value or from payments to the account at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a full withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See "Taxation.")

Your Account Value
------------------

During the accumulation phase, your account value at any given time equals:

>Account dollars directed to the Fixed Plus Account, including interest earnings to date; less

>Any deductions from the Fixed Plus Account (e.g. withdrawals); plus

>The current dollar value of amounts invested in the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account I subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units vary daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative expense charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>The net assets of the fund held by the subaccount as of the current valuation; minus

>The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

>Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed);

>Divided by the total value of the subaccount's units at the preceding valuation;

>Minus a daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of subaccount A, and 80 accumulation units of subaccount B.

                                                                               +                           +
                                                                                 |$5,000 contribution|
                                                                               +                           +
Step 1: An Investor                                                               Step 1 [arrow down]
                                                                                  -------------------
contributes $5000                                               +                                                        +
                                                                 |Aetna Insurance Company of America|
                                                                + ----------------------------------                     +
Step 2:                                                                           Step 2 [arrow down]
                                                                +                 -------------------                    +
A. He directs us to invest                                       |          Variable Annuity Account I                    |
                                                                            --------------------------
     $3,000 in Fund A. His                                      +                     +                        +         +
     dollars purchase 300                                        | Subaccount A        |    Subaccount B        | Etc. |
     accumulation units of                                        | 300                |   80                   |         |
     Subaccount A ($3,000                                        | accumulation        |    accumulation        |         |
     divided by the current                                      | units               |    units               |         |
     $10 AUV).                                                   |                     |                        |         |
                                                                 |                     |                        |         |
B. He directs us to invest                                       |                     |                        |         |
     $2,000 in Fund B. His                                       |                     |                        |         |
     dollars purchase 80                                         |                     |                        |         |
     accumulation units of                                       |                     |                        |         |
     Subaccount B ($2,000                                        |                     |                        |         |
     divided by the current                                      |                     |                        |         |
     $25 AUV).                                                   |                     |                        |         |
                                                                +                     +                        +         +
Step 3: The separate account                                                         Step 3 [arrow down]
                                                                                     -------------------
then purchases shares of the                                          +        +             +         +
applicable funds at the                                                |Fund A|               |Fund B|
current market value (NAV).                                            --------               --------
                                                                      +        +             +         +


The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms, as described in "Contract Purchase and Participation." Subsequent payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

Deductions for Taxes

Amounts withdrawn may be subject to tax penalties and withholding (see "Taxation"). To determine which may apply, refer to the appropriate sections of this prospectus, contact your Aetna representative or call the Company at the number listed in "Contract Overview--Questions."


Withdrawals
-----------

Making a Withdrawal. Subject to limitations on withdrawals from the Fixed Plus Account and other restrictions (see "Withdrawal Restrictions" below), the contract holder, or you if permitted by the plan, may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making a Withdrawal. The contract holder, or you if permitted by the plan, must:

>Select the withdrawal amount.
    o Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, plus the amount available for withdrawal from the Fixed Plus Account.

    o Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. The amount available from the Fixed Plus Account may be limited.

    For a description of limitations on withdrawals from the Fixed Plus Account, see Appendix I.

>Select investment options. If this is not specified, we will withdraw dollars proportionally from each investment option in which you have an account value.

>Properly complete a disbursement form and submit it to the Service Center.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value either:

(1) As of the next valuation after we receive a request for withdrawal in good order at our Service Center; or
(2) On such later date as specified on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, we will send your payment not later than seven calendar days following our receipt of your disbursement form in good order.

Reinvestment Privilege. The contracts allow a one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will reinvest in the same investment options and proportions in place at the time of withdrawal. Seek competent advice regarding the tax consequences associated with reinvestment.

Withdrawal Restrictions. Some plans may have other limits on withdrawals, other than or in addition to those listed below.

>Section 403(b)(11) of the Tax Code prohibits withdrawal under 403(b) contracts prior to your death, disability, attainment of age 59-1/2, separation from service, or financial hardship, of the following: (1) Salary reduction contributions made after December 31, 1988 and; (2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988.

>The contract may require that the contract holder certify that you are eligible for the distribution.

Systematic Distribution Options
-------------------------------

Features of a Systematic Distribution Option (SDO)

If available under your plan, an SDO allows you to receive regular payments from your account without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase. Because the account remains in the accumulation phase, all accumulation phase charges continue to apply.

Availability of Systematic Distribution Options (SDOs). To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. To determine what SDOs are available, check with the contract holder or the Company. The Company reserves the right to discontinue the availability of one or all of the SDOs at any time, and/or to change the terms for future elections.

SDOs currently available under the contract include the following:

  >SWO--Systematic Withdrawal Option. SWO is a series of partial withdrawals from your account based on a payment method you select. It is designed for those who want a periodic income while retaining accumulation phase investment flexibility for amounts accumulated under the account.

  >ECO--Estate Conservation Option. Also allows you to maintain the account in the accumulation phase and provides periodic payments designed to meet the Tax Code's minimum distribution requirement.

  Under ECO, the Company calculates the minimum distribution amount required by law at age 70-1/2 (for certain plans, 70-1/2 or retirement, if later) and pays you that amount once a year.


  >Other SDOs may be available from time to time. Additional information relating to any of the SDOs may be obtained from your local representative or from the Company's Service Center.

Electing an SDO. The contract holder, or you if permitted by the plan, makes the election of an SDO. For some contracts, the contract holder must provide the Company with certification that the distribution is in accordance with terms of the plan.

Terminating an SDO. Once you elect an SDO, you may revoke it at any time through a written request to our Service Center. Once revoked, an option may not be elected again, nor may any other SDO be elected, unless the Tax Code permits it.

Tax Consequences. Withdrawals received through these options may have tax consequences. See "Taxation."

Death Benefit
-------------

The contract provides a death benefit in the event of your death, which is payable to the beneficiary named under the contract (contract beneficiary).

>Under contracts issued in connection with most types of plans, the contract holder must be named as the contract beneficiary, but may direct that we make any payments to the beneficiary you name under the plan (plan beneficiary).

>Under contracts issued in connection with voluntary 403(b) plans, you may generally designate your own contract beneficiary, who will normally be your plan beneficiary as well.

During the Accumulation Phase

Payment Process

1. Following your death, the contract beneficiary (on behalf of the plan beneficiary if applicable), must provide the Company with proof of death acceptable to us and a payment request in good order. 2. The payment request should include selection of a benefit payment option. 3. Within seven days after we receive proof of death acceptable to us and payment request in good order at our Service Center, we will mail payment, unless otherwise requested.

Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distributions will be made.

Benefit Payment Options. The following payment options are available, if allowed by the Tax Code:

>Lump-sum payment;

>Payment under an available income phase payment option (see "Income Phase--Payment Options"); or

>If the contract beneficiary or plan beneficiary is your spouse, payment under an available systematic distribution option (not available under all plans).

The following option is also available, however, the Tax Code limits how long the death benefit proceeds may be left in this option:

>Leaving the account value invested in the contract.

Death Benefit Calculation. The death benefit will be based on your account value. The death benefit is calculated as of the next time we value your account following the date on which we receive proof of death and payment request in good order. In addition to this amount, some states require we pay interest calculated from date of death at a rate specified by state law.

The contracts provide a guaranteed death benefit if the contract beneficiary (on behalf of the plan beneficiary, if applicable) elects a lump-sum distribution or an income phase payment option within six months of your death. The guaranteed death benefit is the greater of:

(a) Your account value on the day that notice of death and request for payment are received in good order at our Service Center; or

(b) The sum of payments (minus any applicable premium tax) made to your account, minus withdrawals made from your account.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See "Taxation" for additional information.

During the Income Phase

This section does not provide information about the income phase. For death benefit information applicable to the income phase, see "Income Phase".

Income Phase
------------

During the income phase you receive payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments, the contract holder, or you if permitted by the plan, must notify us in writing of the following:

>Start date;

>Payment option (see the payment options table in this section);

>Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

>Choice of fixed or variable payments;

>Selection of an assumed net investment rate (only if variable payments are elected); and

>Under some plans, certification from your employer and/or submission of the appropriate forms is also required.

The account will continue in the accumulation phase until the contract holder or you, as applicable, properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include: your age, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether you select variable or fixed payments.

Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payments will remain the same over time.

Variable Payments. Amounts funding your income phase payments will be held in the subaccount(s) selected, or a combination of subaccounts and the Company's general account. Some contracts restrict the subaccounts available, the number of investment options to be selected and how many transfers, if any, are allowed among options. For variable payments, an assumed net investment rate must be selected.

Payments from Fixed Plus Account Values. If a nonlifetime payment option is selected, payment of amounts held in the Fixed Plus Account during the accumulation phase may only be made on a fixed basis.

Assumed Net Investment Rate. For variable payments, an assumed net investment rate must be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3-1/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending on the investment performance of the subaccounts you selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Company. (see "Contract Overview-- Questions").

Selecting an Increasing Payment. Under certain payment options, if you select fixed payments, you may elect an increase of one, two, or three percent, compounded annually. The higher your percentage, the lower your initial payment will be, while future payments will increase each year at a greater rate.

Fees Deducted

>If variable payments are elected, we make a daily deduction for mortality and expense risks from any amounts held in the subaccounts. The maximum mortality and expense risk charge during the income phase is 1.25% on an annual basis. Under some contracts, we may reduce this fee based on certain factors. (See "Fees--Mortality and Expense Risk Charge.")

>We may also deduct a daily administrative charge from amounts held in the subaccounts. We are not currently deducting this charge, but reserve the right to do so in the future. The maximum amount is 0.25% on an annual basis. If we are imposing this fee under the contract issued in connection with your plan when you enter the income phase, the fee will apply throughout the entire income phase.

Required Minimum Payment Amounts. The initial payment or the annual payment total must meet the minimums stated in the contract. If your account value is too low to meet these minimum payment amounts, you will receive one lump sum payment.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request at our Service Center.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See "Taxation.")

Payment Options

The following tables list the payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Refer to your certificate or check with your contract holder for details. We may offer additional payment options under the contract from time to time.

Terms used in the Tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary: The person designated to receive the death benefit payable under the contract.

                                                         Lifetime Payment Options
                          Length of Payments: For as long as the annuitant lives. It is possible that only one payment will
 Life Income              be made should the annuitant die prior to the second payment's due date.
                          Death Benefit--None: All payments end upon the annuitant's death.

                          Length of Payments: For as long as the annuitant lives, with payments guaranteed for your
 Life Income--            choice of 5-30 years or as otherwise specified in the contract.
 Guaranteed Pay-          Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 ments                    guaranteed payments, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

                          Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.
                          Continuing Payments:
 Life Income--Two         (a) When you select this option you choose for 100%, 662/3% or 50% of the payment to continue
 Lives                    after the first death; or
                          (b) 100% of the payment to continue on the second annuitant's death, and 50% of the payment to continue on the annuitant's death.
                          Death Benefit--None: All payments end after the death of both annuitants.

                          Length of Payments: For as long as either annuitant lives, with payments guaranteed from 5 to
                          30 years, or as otherwise specified in the contract.
 Life Income--Two         Continuing Payments: 100% of the payment to continue after the first death.
 Lives--Guaranteed        Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed pay-
 Payments                 ments have all been paid, we will pay the beneficiary a lump-sum (unless otherwise requested)
                          equal to the present value of the remaining guaranteed payments.

 Life Income--Cash        Length of Payments: For as long as the annuitant lives.
 Refund Option            Death Benefit--Payment to the Beneficiary: Following the annuitant's death, we will pay a lump
 (fixed payment           sum payment equal to the amount originally applied to the payment option (less any premium tax)
 only)                    and less the total amount of fixed payments paid.

 Life Income--Two         Length of Payments: For as long as either annuitant lives.
 Lives--Cash              Continuing Payment: 100% of the payment to continue after the first death.
 Refund Option            Death Benefit--Payment to the Beneficiary: When both annuitants die, we will pay a lump sum
 (fixed payment           payment equal to the amount applied to the payment option (less any premium tax) and less
 payment only)            the total amount of fixed payments paid.


                          Table continued [arrow right]

Payment options continued

                                             Nonlifetime Payment Options
                  Length of Payments: Payments will continue for the number of years you choose, based on what is
Nonlifetime--     available under the contract. For amounts held in the Fixed Plus Account during the accumulation
Guaranteed        phase, the payment must be on a fixed basis. In certain cases a lump sum payment can be requested at
Payments          any time (see below).
                  Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the guaranteed payments, any remaining guaranteed payments will continue to the beneficiary unless the beneficiary elects to receive the present value of the remaining guaranteed payments in a lump sum.

Lump-sum Payment: If the Nonlifetime--Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum. Lump sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Service Center.

Calculation of Lump Sum Payments: If a lump sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for the fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments).

In This Section

I.   Introduction

II.  Your Retirement Plan

III. Withdrawals and other Distributions
       o Taxation of Distributions
       o 10% Penalty Tax
       o Withholding

IV.  Minimum Distribution Requirements
       o 50% Excise Tax
V.   Rules Specific to Certain Plans
       o Tax Code Section 403(b) Plans
       o Tax Code Section 401(a) Plans


VI. Taxation of the Company

     When consulting a tax advisor, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.


Taxation
--------

I. Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

>Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

>Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

>This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

>We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service.

II. Your Retirement Plan

The tax rules applicable to retirement plans vary according to plan type, and terms and conditions of the plan. To understand what tax rules apply, you need to know the Tax Code section under which your plan qualifies. Contact your plan sponsor, local representative or the Company to learn which Tax Code section applies to your plan.

Plan Types. The contract is designed for use with retirement plans that qualify under Tax Code sections 401(a) or 403(b). The contract provides the investment options, payout options, and other features described in this prospectus, but does not provide tax benefits beyond those provided by the Plan.

The Contract and Retirement Plans. Contract holders and contract participants are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract.

Because the plan is not part of the contract, we are not bound by any plan's terms or conditions.

III. Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income payments, rollovers and any death benefit.

We report the taxable portion of all distributions to the IRS.

Taxation of Distributions.
All distributions from 401(a) and 403(b) plans are taxed as received unless:

>The distribution is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or

>You made after-tax contributions to the plan. In this case, depending on the type of distribution, a portion may be excluded from gross income according to rules detailed in the Tax Code.

Taxation of Death Benefits
In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax
The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a 401(a) or 403(b) plan, unless one or more of the following have occurred:
(a) You have attained age 59-1/2;
(b) You have become totally and permanently disabled;
(c) You have died;
(d) You have separated from service with the plan sponsor at or after age 55;
(e) The distribution amount is rolled over into another plan of the same type or to an IRA in accordance with the terms of the Tax Code;
(f) The distribution amount is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary, and you have separated from service with the plan sponsor; or
(g) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code.

The Tax Code may impose other penalty taxes in other circumstances.

Withholding for Federal Income Tax Liability
Any distributions under the contracts are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

Generally, under these plans you or a beneficiary may elect not to have tax withheld from distributions. However, certain distributions from these plans are subject to a mandatory 20% federal income tax withholding.

Non-resident Aliens. If you or a beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

IV. Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These rules may dictate one or more of the following:

>Start date for distributions;

>The time period in which all amounts in your account(s) must be distributed;
and

>Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless:

>You are a 5% owner, in which case such distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70-1/2; or

>Under 403(b) plans, if the Company maintains records of amounts held as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over one of the following time periods:

>Over your life or the joint lives of you and your beneficiary; or

>Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefits. Different distribution requirements apply if your death occurs:

>After you begin receiving minimum distributions under the contract; or

>Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

>Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary; and

>Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

Should you die before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in one of the following time-frames:

>Over the life of the beneficiary; or

>Over a period not extending beyond the life expectancy of the beneficiary.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

>December 31 of the calendar year following the calendar year of your death; or

>December 31 of the calendar year in which you would have attained age 70-1/2.

V. Rules Specific to Certain Plans

403(b) Plans

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

Exclusions from Gross Income. In order to be excludable from gross income, total annual contributions made by you and your employer cannot exceed the lesser of the following limits set by the Tax Code.

>The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code section 125 or 457.

>The second limit, which is the exclusion allowance under Tax Code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan, and any pretax contributions to certain other retirement plans.

These two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

>An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending on certain conditions.

Payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions. Tax Code section 403(b)(11) restricts the distribution under Section 403(b) contracts of:

>Salary reduction contributions made after December 31, 1988;

>Earnings on those contributions; and

>Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59-1/2, separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

Transfers from 403(b)(7) Custodial Accounts. If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the contracts, amounts transferred from a Tax Code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code section 403(b)(7)(A)(ii).

     Taxation of Gains Prior to Distribution. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code sections 403(b) and 401(a) also defer payment of taxes on earnings until they are withdrawn. You should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

However, the IRS has stated in published rulings that a variable contract owner, including participants under Tax Code section 403(b) plans, will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income.

The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

401(a) Plans

Tax Code section 401(a) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans.

Assignment or Transfer of Contracts. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or to the Company as collateral for a loan.

Exclusion From Gross Income. The Tax Code imposes a maximum limit on annual payments to your account(s) that may be excluded from gross income. The employer must calculate this limit under the plan in accordance with Tax Code section
415. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457. The limit applies to your contributions as well as any contributions made by your employer on your behalf. Your own limits may be higher or lower, depending on certain conditions. In addition, payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

VI. Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account I is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Other Topics
------------

The Company

Aetna Insurance Company of America (the Company, we) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1990 and redomesticated under the insurance laws of the State of Florida in 2000. We are an indirect wholly owned subsidiary of Aetna Inc.

We are engaged in the business of issuing life insurance and annuities.

Prior to January 5, 2000, our principal executive offices are located at:

         151 Farmington Avenue
         Hartford, Connecticut 06156

Beginning on January 5, 2000, our principal executive offices are located at:

         5100 West Lemon Street
         Suite 213
         Tampa, Florida  33609

Variable Annuity Account I

We established Variable Annuity Account I (the "separate account") in 1994 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into "subaccounts." These subaccounts invest directly in shares of a corresponding fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

>Standardized average annual total returns; and

>Non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, request a Statement of Additional Information at the number listed in "Contract Overview--Questions."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account.

We include all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges (if any)).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except non-standardized returns may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the fund's inception date and/or the date the fund was added to the separate account.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. Generally, under contracts issued in connection with section 403(b) or 401(a) plans, you have a fully vested interest in the value of your employee account, and in your employer account to the extent of your vested percentage in the plan. Therefore, under such plans you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes, whole and fractional, any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts.

>During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

>During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Distribution

Aetna Life Insurance and Annuity Company (ALIAC), an affiliate of the Company, serves as the principal underwriter for the securities sold by this prospectus. ALIAC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.

As principal underwriter, ALIAC will enter into arrangements with one or more registered broker-dealers, including affiliates of the Company, to offer and sell the contracts described in this prospectus. We call these entities "distributors."

All individuals offering and selling the contracts must be registered representatives of a broker-dealer, and must be licensed as insurance agents to sell variable annuity contracts.

Commission Payments. Commissions may be paid to persons who offer and sell the contracts. Pursuant to agreements between ALIAC (as underwriter) and the distributor, commissions will be paid in varying amounts. The maximum percentage amount paid with respect to a given purchase payment is the first-year percentage which ranges from 1% to a maximum of 7% of the first year of payments to an account. Renewal commissions may also be paid on payments made after the first year and may include asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 3% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, additional compensation may be paid to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.

The distributor may be reimbursed for certain expenses. The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials. No additional deductions or charges are imposed for commissions and related expenses.

Third Party Compensation Arrangements. Occasionally,  ALIAC may:

>Pay commissions and fees to distributors affiliated or associated with the contract holder, you and/or other contract participants.

>Enter into agreements with entities associated with the contract holder, you and/or other participants. Through such agreements, ALIAC may pay the entities for certain services in connection with administering the contract.

In both these circumstances there may be an understanding that the distributor or entities would endorse the Company as a provider of the contract. You will be notified if you are purchasing a contract that is subject to these arrangements.

Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract, and under some contracts, to discontinue accepting payments to existing accounts. Certain changes will require the approval of appropriate state or federal regulatory authorities.

In addition, we reserve the right, without contract holder consent, to change the tables for determining the amount of income payments or the income payment options available. Such a change would only apply to income payments attributable to contributions accepted after the date of change.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by counsel to the Company.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:

     (a) On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings), or when trading on the Exchange is restricted;

     (b) When an emergency exists as determined by the SEC so that disposal of securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable for us fairly to determine the value of the subaccount's assets; or

     (c) During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Transfer of Ownership; Assignment

An assignment of a contract will only be binding on us if it is made in writing and sent to us at our Service Center. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Account Termination

Where allowed by state law, we reserve the right to terminate an individual account if the account value is less than $3,500 and this value is not due to negative investment performance. We will notify you or the contract holder 90 days prior to terminating the account.

Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on information technology ("IT") systems and other systems and facilities, such as telephones, building access control systems and heating an ventilation equipment ("embedded systems") to conduct its business. The Company also has business relationships with financial institutions, financial intermediaries, public utilities and other critical vendors, as well as regulators and customers, who are themselves reliant on IT and embedded systems to conduct their businesses.

In 1997, the Company's ultimate parent, Aetna, organized a multi-disciplinary Year 2000 Project Team, including outside consultants. The Year 2000 Project Team and Aetna's businesses and subsidiaries, including the Company have developed and are currently executing a comprehensive plan designed to make their mission-critical IT systems and embedded systems Year 2000 ready. Outside consultants have reviewed Aetna's overall process, plan and progress to date. Aetna's plan for IT systems consists of five phases: (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment phase for all of its IT systems. Aetna completed the remediation, testing and approval of substantially all of its IT systems and those of its subsidiaries, including all of the IT systems of the Company by June 30, 1999. The costs of these efforts will not affect the separate account.

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


The Company also faces the risk that one or more of its critical suppliers ("external relationships") will not be able to interact with the Company due to the third party's inability to resolve its own Year 2000 issues, including those associated with its own external relationships. The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. The Company has completed its inventory of external relationships and risk rated each external relationship based upon the potential business impact, available alternatives and cost of substitution. In the case of mission-critical suppliers such as certain banks, telecommunications providers and other utilities, mutual fund companies, IT vendors and financial market data providers, either Aetna or the Company is engaged in discussions with the third parties and is attempting to obtain detailed information as to those parties' Year 2000 plans and state of readiness. A significant portion of the Company's critical external relationships have informed the Company that they are not aware of any Year 2000 related reason that they will not be able to perform their obligations to the Company in all material respects.

Contents of the Statement of Additional Information

The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account I

Offering and Purchase of Contracts

Performance Data

   General

   Average Annual Total Return Quotations

   Income Phase Payments

   Sales Material and Advertising

   Independent Auditors

   Financial Statements of the Separate Account

   Financial Statements of the Company

                                   Appendix I
                               Fixed Plus Account
                               ------------------

The Fixed Plus Account is an investment option available during the accumulation phase.

Amounts allocated to the Fixed Plus Account are held in the Company's general account which supports insurance and annuity obligations.

Additional information about this option may be found in the contract.

General Disclosure. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Plus Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

Certain Restrictions. We reserve the right to limit investment in or transfers to the Fixed Plus Account. You may not elect certain withdrawal options, including the systematic distribution option, if you have requested a Fixed Plus Account transfer or withdrawal in the prior 12-month period. Under certain emergency conditions, we may defer payment of a withdrawal from the Fixed Plus Account for a period of up to six months or as provided by federal law.

Interest Rates. The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Plus Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Requests for Partial Withdrawals. The contract holder or you, if permitted by the plan, may take up to 20% of the Fixed Plus Account value as a partial withdrawal in each twelve (12) month period. We determine the amount eligible for partial withdrawal as of the date we receive a request for partial withdrawal in good order at our Service Center. The amount allowed for partial withdrawal is reduced by any Fixed Plus Account withdrawals, transfers or amounts applied to income phase payment options made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a systematic distribution option.

Waiver of Partial Withdrawal Limits. We waive the 20% limit if the partial withdrawal is due to the election of an income phase payment option. We also waive the 20% limit for withdrawals due to your death before income phase payments begin. The waiver upon death may only be exercised once, must occur within six months after your date of death and must be made proportionally from all subaccounts and the Fixed Plus Account in which the account was invested.

Additionally, we may allow other waivers of the percentage limit on partial withdrawals to participants in certain plans. You can determine what additional waivers, if any, apply to you by referring to the contract or certificate.

Requests for Full Withdrawals. If the contract holder or you, if allowed by the plan, request a full withdrawal of your Fixed Plus Account value, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments that will be equal to:

>One-fifth of the Fixed Plus Account value on the day the request is received in good order, reduced by any Fixed Plus Account withdrawals, transfers or amounts used to fund income phase payments made during the prior 12 months;

>One-fourth of the remaining Fixed Plus Account value 12 months later;

>One-third of the remaining Fixed Plus Account value 12 months later;

>One-half of the remaining Fixed Plus Account value 12 months later; and

>The balance of the Fixed Plus Account value 12 months later.

Once we receive a request for a full withdrawal, no further withdrawals or transfers will be permitted from the Fixed Plus Account. A full withdrawal from the Fixed Plus Account may be canceled at any time before the end of the five-payment period.

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

Waiver of Full Withdrawal Provisions. We will waive the Fixed Plus Account five-installment payout for full withdrawals made due to one or more of the following:

    (a) Due to the election of an income phase payment option;
    (b) Due to your death during the accumulation phase; or
    (c) When the Fixed Plus Account value is $3,500 or less and no withdrawals, transfers or elections of income phase payment options have been made from the account within the prior 12 months.


Additionally, we will waive the five-payment full withdrawal provision due to one or more of the following:

1. Due to hardship from an unforeseeable emergency, as defined by the Tax Code, if all of the following conditions are met:

>The hardship is certified by the employer;

>The amount is paid directly to you; and

>The amount paid for all withdrawals due to hardship during the previous 12-month period does not exceed 10% of the average value of your account(s) and all other accounts under the relevant contract during that same period.

2. Due to your separation from service with the employer, provided that all the following apply:

>The withdrawal is due to your separation from service with your employer;

>The employer certifies that you have separated from service;

>The amount withdrawn is paid directly to you; and

> The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

3. If we terminate your account based on our right to do so for accounts below $3,500.

4. Additionally, we may allow other waivers of the five installment payout for full withdrawals to participants in certain plans. You can determine what additional waivers, if any, apply to you by referring to the contract or certificate.

Charges. We do not make deductions from amounts in the Fixed Plus Account to cover mortality and expense risks. We consider these risks when determining the credited rate.

Transfers. The contract holder or you, if allowed by the plan, may transfer 20% of your account value held in the Fixed Plus Account in each rolling 12-month period. We determine the amount eligible for transfer on the day we receive a transfer request in good order at our Service Center. We will reduce amounts allowed for transfer by any Fixed Plus Account withdrawals, transfers or amounts applied to income phase payment options during the prior 12 months. We also reserve the right to include payments made due to the election of any of the systematic distribution options. We will waive the percentage limit on transfers when the value in the Fixed Plus Account is $1,000 or less.

Income Phase. Amounts accumulating under the Fixed Plus Account can be transferred to subaccounts to fund lifetime variable payments during the income phase. The contracts do not permit Fixed Plus Account values to fund nonlifetime income options with variable payments. Availability of subaccounts may vary during the income phase.

                                   Appendix II
                    Employee Appointment of Employer as Agent
                            Under an Annuity Contract
                            --------------------------
   For Plans under Section 403(b) or 401(a) of the Tax Code (except voluntary
                             Section 403(b) plans)

My employer has adopted a plan under Internal Revenue Tax Code Sections 403(b) or 401(a) ("Plan") and has purchased an Aetna Insurance Company of America ("Company") group variable annuity contract ("Contract") as the funding vehicle. Contributions under this Plan will be made by me through salary reduction to an Employee Account, and by my employer to an Employer Account.

By electing to participate in my employer's Plan, I voluntarily appoint my employer, who is the Contract Holder, as my agent for the purposes of all transactions under the Contract in accordance with the terms of the Plan. The Company is not a party to the Plan and does not interpret the Plan provisions.

As a Participant in the Plan, I understand and agree to the following terms and conditions:

>I own the value of my Employee Account subject to the restrictions of Sections 403(b)or 401(a) and the terms of the Plan. Subject to the terms of the vesting schedule in the Plan and the restrictions of Sections 403(b) or 401(a), I have ownership in the value of my Employer Account.

  >I understand that the Company will process transactions only with my employer's written direction to the Company. I agree to be bound by my employer's interpretation of the Plan provisions and its written direction to the Company.

  >My employer may permit me to make investment selections under the Employee Account and/or the Employer Account directly with the Company under the terms of the Contract. Without my employer's written permission, I will be unable to make any investment selections under the Contract.


  >In the event of my death, my employer is the named Beneficiary under the terms of the Contract. I have the right to name a personal Beneficiary as determined under the terms of the Plan and file that Beneficiary election with my employer. It is my employer's responsibility to direct the Company to properly pay any death benefits.

                                  Appendix III
                                Fund Descriptions
                                -----------------

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

  >Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

  >Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

  >Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

  >Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

  >Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

  >Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

  >Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Growth VP seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

  >Aetna Variable Portfolios, Inc.--Aetna High Yield VP seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.(1)

  >Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. Aetna International VP will not target any given level of current income.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)

  >Aetna Variable Portfolios, Inc.--Aetna Small Company VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

  >Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.(1)(a)

  >AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.(2)

  >AIM V.I. Growth Fund seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.(2)

  >AIM V.I. Growth and Income Fund seeks growth of capital with a secondary objective of current income.(2)

  >AIM V.I. Value Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.(2)

  >Calvert Social Balanced Portfolio is a nondiversified portfolio that seeks to achieve a competitive total return through an actively managed, nondiversified portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Portfolio.(3)

  >Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(4)

  >Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the investment adviser believes have above-average growth potential.(4)

  >Fidelity Variable Insurance Products Fund (VIP)--Overseas Portfolio seeks long-term growth of capital by investing in foreign securities, primarily in common stocks.(4)

  >Fidelity Variable Insurance Products Fund II (VIP II)--Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(4)

  >Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(5)

  >Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(5)

  >Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.(5)

  >Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(5)

  >Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(5)

  >Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities.(6)

  >Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(6)

  >Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks long-term growth of capital.(7)(a)

  >Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(7)(a)

  >Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(7)(a)

  >Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital.(7)(b)

  >Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and, secondarily, increasing dividend income.(7)(c)

  Investment Advisers for each of the Funds:

     (1) Aeltus Investment Management, Inc.
        (a)   Bradley, Foster & Sargent, Inc. (subadviser)
     (2) AIM Advisors, Inc.
     (3) Calvert Asset Management Company, Inc.
     (4) Fidelity Management & Research Company
     (5) Janus Capital Corporation
     (6) OppenheimerFunds, Inc.
     (7) Aetna Life Insurance and Annuity Company (adviser);
         (a)      Massachusetts Financial Services Company (subadviser)
         (b)      Scudder Kemper Investments, Inc. (subadviser)
         (c)      T. Rowe Price Associates, Inc. (subadviser)

                          For Master Applications Only
                          ----------------------------

I hereby acknowledge receipt of an Account I prospectus dated December 17, 1999, as well as all current prospectuses for the funds available under the Contracts.

________ Please send an Account I Statement of Additional Information (Form No.
         SAI.87131-99) dated December 17, 1999.

                           CONTRACT HOLDER'S SIGNATURE

                                      DATE

PROS.87131-99